UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2005
                              (September 26, 2005)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       1-11151                   76-0364866
--------------------------------        -------              -------------------
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas         77042
--------------------------------------------------------------      ------------
    (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     U.S. Physical Therapy, Inc. (the "Company") issued a press release on September 26, 2005 stating that the Company will deliver a presentation on Thursday, September 29, 2005 at the Sidoti & Company, LLC Fourth Annual West Coast Emerging Growth Institutional Investor Forum in San Francisco, California at the Ritz-Carlton. Larry McAfee, Chief Financial Officer, will address the conference.

     A copy of the presentation may be accessed on the Company's website, www.usph.com.

     The presentation contains certain non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC. The non-GAAP financial measure contained in the presentation includes a presentation of EBITDA. EBITDA equals net income before interest, taxes, amortization and depreciation expense. See the addendum included in the presentation for a reconciliation of net income to EBITDA. Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company's period-to-period results.

     Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filings by the Company under such Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits

Exhibits                 Description of Exhibits
--------                 -----------------------

99.1                     Press release dated September 26, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U.S. PHYSICAL THERAPY, INC.


Dated: September 26, 2005              By: /s/ LAWRANCE W. MCAFEE
                                           ----------------------
                                           Lawrance W. McAfee
                                           Chief Financial Officer
                                          (duly authorized officer and principal
                                           financial and accounting officer)